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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
INTEGRATED DEVICE TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTEGRATED DEVICE TECHNOLOGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 14, 2001

    We will hold the 2001 Annual Meeting of the Stockholders (the "Annual Meeting") of Integrated Device Technology, Inc., a Delaware corporation (the "Company"), on Friday, September 14, 2001, at 9:30 a.m., local time, at the Santa Clara Marriott Hotel located at 2700 Mission College Boulevard, Santa Clara, California, for the following purposes:

  1.
  To elect two Class II directors for a term to expire at the 2004 Annual Meeting of the Stockholders;

  2.
  To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for its fiscal year ending March 31, 2002; and

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

    Stockholders of record at the close of business on July 25, 2001 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

    The majority of the Company's outstanding shares must be represented at the Annual Meeting (in person or by proxy) to transact business. To assure a proper representation at the Annual Meeting, please mark, sign and date the enclosed proxy and mail it promptly in the enclosed self-addressed envelope. Your proxy will not be used if you revoke it either before or at the Annual Meeting.

Santa Clara, California
July 30, 2001

                      By Order of the Board of Directors

                      Jerry Fielder
                      Secretary

YOUR VOTE IS IMPORTANT. IN ODER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

INTEGRATED DEVICE TECHNOLOGY, INC.
2975 Stender Way
Santa Clara, California 95054
(408) 727-6116

2001 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT

July 30, 2001

    The accompanying proxy is solicited on behalf of the Board of Directors of Integrated Device Technology, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, September 14, 2001 at 9:30 a.m., local time, or at any adjournment or postponement thereof. The Annual Meeting will be held at the Santa Clara Marriott Hotel located at 2700 Mission College Boulevard, Santa Clara, California 95054. Only holders of record of the Company's Common Stock at the close of business on July 25, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had 105,035,686 shares of Common Stock outstanding and entitled to vote. A majority of such shares, present in person or represented by proxy, will constitute a quorum for the transaction of business.

    This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about July 30, 2001. A Corporate Report and Annual Report on Form 10-K for the fiscal year ended April 1, 2001 are being mailed concurrently with the mailing of the Notice of Annual Meeting and Proxy Statement to all stockholders of record. The Corporate Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

VOTING RIGHTS AND SOLICITATION OF PROXIES

    Holders of the Company's Common Stock are entitled to one vote for each share held as of the above record date, except that in the election of directors, each stockholder has cumulative voting rights and is entitled to a number of votes equal to the number of shares held by such stockholder multiplied by the number of directors to be elected. The stockholder may cast these votes all for a single candidate or distribute the votes among any or all of the candidates. No stockholder will be entitled to cumulate votes for a candidate, however, unless that candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the Annual Meeting, prior to the voting, of an intention to cumulate votes. In such an event, the proxy holder may allocate among the Board of Directors' nominees the votes represented by proxies in the proxy holder's sole discretion.

    Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Proposal No. 2 requires for approval the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Unless there are different instructions on the proxy, all shares represented by valid proxies (and not revoked before voted) will be voted at the Annual Meeting FOR: (1) the election of the director nominees listed in Proposal 1; and (2) the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants in Proposal 2.

    All votes will be tabulated by the inspector of election appointed for the Annual Meeting who will separately tabulate, for each proposal, affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards a quorum and the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes will be counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. There are no statutory or contractual rights of appraisal or similar remedies available to those stockholders who dissent from any matter to be acted on at the Annual Meeting.

    The expenses of soliciting proxies to be voted at the Annual Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph or in person. The Company has retained a proxy solicitation firm, Skinner & Co., Inc., to aid it in the solicitation process. The Company will pay that firm a fee equal to $5,000, plus expenses. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon request of the record holders, will reimburse such holders for their reasonable expenses.

REVOCABILITY OF PROXIES

    Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by: (i) a writing delivered to the Company stating that the proxy is revoked, (ii) a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Annual Meeting, or (iii) attendance at the Annual Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

    Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended (the "Exchange Act") may submit to the Board of Directors proposals to be considered for submission to the stockholders at the Annual Meeting in 2002. Your proposal must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at Integrated Device Technology, Inc., 2975 Stender Way, Santa Clara, California 95054 and must be received no later than April 3, 2002. Your notice must include:

  •
  your name and address and the text of the proposal to be introduced;

  •
  the number of shares of stock you hold of record, beneficially own and represent by proxy as of the date of your notice; and

  •
  a representation that you intend to appear in person or by proxy at the meeting to introduce the proposal specified in your notice.

    The chairman of the meeting may refuse to acknowledge the introduction of your proposal if it is not made in compliance with the foregoing procedures or the applicable provisions of our Amended and Restated Bylaws. Our Amended and Restated Bylaws also provide for separate advance notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

    The Board of Directors currently consists of five members, divided into three classes with staggered terms. Two Class II directors are to be elected at the Annual Meeting to serve a three-year term expiring at the 2004 Annual Meeting of Stockholders, or until a successor has been duly elected and qualified. The remaining three directors will continue to serve for the terms as set forth in the table below.

    Federico Faggin and John C. Bolger have been nominated by the Board of Directors to serve as the Class II directors. Each nominee currently serves on the Board and has indicated a willingness to continue serving if elected.

    Shares represented by the accompanying proxy will be voted for the election of the nominees recommended by the Board of Directors unless the proxy is marked in such a manner so as to withhold authority to vote. In the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy, or the Board of Directors may reduce the authorized number of directors in accordance with the Company's Restated Certificate of Incorporation, as amended, and its Amended and Restated Bylaws.

Directors/Nominees

    The names of the nominees and the other directors of the Company, and certain information about them, as of July 25, 2001, are set forth below:

Name	Age	Position with Company	Director Since
Class I Director—Term expiring at the 2003 Annual Meeting:
Jerry G. Taylor	52	Chief Executive Officer, President and Director	1999
Class II Directors—Term expiring at the 2001 Annual Meeting:
Federico Faggin (1)(2)	59	Chairman of the Board of Directors	1992
John C. Bolger (2)	54	Director	1993

Class III Director—Term expiring at the 2002 Annual Meeting:
Kenneth Kannappan (2)	41	Director	2000
John Schofield (1)	52	Director	2001

(1)
Member of the Compensation and Stock Option Committee.

(2)
Member of the Audit Committee.

    Mr. Taylor joined the Company as Vice President, Memory Products in June 1996, and was elected Executive Vice President, Manufacturing and Memory Products, in January 1998. Mr. Taylor became President and was appointed to the Board of Directors in July 1999. He was named Chief Executive Officer in December 1999. Prior to joining the Company, Mr. Taylor held engineering positions at Mostek, Fairchild Semiconductor, Benchmarq Microelectronics, Plano ISD and Lattice Semiconductor.

    Mr. Faggin has been a director of the Company since 1992, and in 2001, was elected Chairman of the Board. Mr. Faggin also serves as Chairman of the Board of Directors of Synaptics, Inc., a computer peripherals and software company, and since 1986, he has held various positions with Synaptics, including President, Chief Executive Officer and director. Mr. Faggin also serves as a director for Aptix, Inc., BOPS, Inc., Foveon, Inc., GlobeSpan, Inc. and Avanex Corporation.

    Mr. Bolger has been a director of the Company since 1993. For the past six years, Mr. Bolger has been a private investor and is a retired Vice President of Finance and Administration of Cisco Systems, Inc. Mr. Bolger also serves as a director for Mission West Properties, Inc., Sanmina Corporation, TCSI Corporation, JNI Corporation and Wind River Systems, Inc.

    Mr. Kannappan has been a director of the Company since December 2000. Mr. Kannappan has served as President of Plantronics, Inc. since 1998, and was named its Chief Executive Officer in 1999. Prior to becoming its President, Mr. Kannappan held various positions with Plantronics since 1995. Mr. Kannappan also serves as a director for Plantronics and Mattson Technology, Inc.

    Mr. Schofield has been a director of the Company since April 2001. Mr. Schofield has served as the Chief Executive Officer and President of Advanced Fibre Communications, Inc. since 1999. Prior to joining Advanced Fibre Communications, Mr. Schofield was Senior Vice President of ADC Telecommunications, Inc., and in 1995 was made President of its Integrated Solutions Group. Mr. Schofield also serves as a director for Advanced Fibre Communications and Redfern Broadband Networks, Inc.

Board Meetings and Committees

    The Board of Directors of the Company held a total of seven (7) meetings and acted by unanimous written consent three (3) times during the fiscal year ended April 1, 2001. The Board of Directors also has a Compensation and Stock Option Committee and an Audit Committee, but does not have a Nominating Committee or any committee performing this function.

    During this past fiscal year, the Compensation and Stock Option Committee was composed of two non-employee directors, Messrs. Bolger and Faggin. The Compensation and Stock Option Committee determines the salaries and incentive compensation for executive officers, including the Chief Executive Officer and key personnel, and administers the Company's stock option plans, including determining the number of shares underlying options to be granted to each employee and the terms of such options. Mr. Bolger served as the Chair of the Compensation and Stock Option Committee. The Compensation and Stock Option Committee held two (2) meetings during fiscal 2001 and acted by written consent fourteen (14) times. Mr. Schofield replaced Mr. Bolger on, and Mr. Faggin became the Chair of, the Compensation and Stock Option Committee in April 2001.

    During this past fiscal year, the Audit Committee was also composed of Messrs. Bolger and Faggin. The Audit Committee recommends engagement of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting practices and its systems of internal controls. Mr. Bolger is the Chair of the Audit Committee. The Audit Committee held four (4) meetings during fiscal 2001. Mr. Kannappan joined the Audit Committee in April 2001.

    Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees on which such director served during fiscal 2001.

Director Compensation

    During fiscal 2001, members of the Board of Directors who are not also officers or employees of the Company were paid an annual retainer in the amount of $10,000 per fiscal year, $2,500 per quarterly board meeting attended (excluding telephone meetings), $1,000 per additional board meeting attended (excluding telephone meetings) and $500 per committee meeting attended if not conducted on the same day as a Board meeting.

    Each non-employee director is initially granted an option to purchase 40,000 shares of the Company's Common Stock on the date of such non-employee director's first election or appointment to the Board. In addition, a non-employee director who chairs the Audit Committee of the Board of Directors is granted an option to purchase 4,000 shares of the Company's Common Stock on the date of such non-employee director's first election or appointment as Chair of the Audit Committee. Initial grants which have been granted in or prior to fiscal 1999 vest 25% per year commencing on the first anniversary date of the grant and expire ten years after issuance. Initial option grants to non-employee directors after fiscal 1999 have a term of seven years and become exercisable as to 25% of the shares subject to such options on the first anniversary of the date of grant, and then as to 1/36 of the shares each month thereafter.

    Annually after receipt of the initial grant, each non-employee director is granted an option to purchase 10,000 shares of the Company's Common Stock and an additional 1,000 shares of the Company's Common Stock if the optionee is also Chair of the Audit Committee. A non-employee director who serves as Chairman of the Board is granted an annual option to purchase 5,000 shares of the Company's Common Stock. All annual grants for non-employee directors are made each year on the date of the Company's annual meeting of stockholders. Annual option grants in or prior to fiscal 1999 become fully exercisable four (4) years after the date of the grant and expire ten (10) years after the date of the Grant. Options granted after fiscal 1999 have a term of seven (7) years and become exercisable as to 25% of the shares subject to such options on the first anniversary of the date of grant, and then as to 1/36 of the remaining shares each month thereafter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
THE NOMINATED DIRECTORS

PROPOSAL NO. 2—RATIFICATION OF SELECTION OF
INDEPENDENT ACCOUNTANTS

    The Board of Directors has appointed PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending March 31, 2002, and the stockholders are being asked to ratify such selection. Stockholder ratification of the Company's independent accountants is not required by the Company's Amended and Restated Bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as good corporate practice. In the event the stockholders fail to ratify the appointment, the Audit Committee and the Board will consider it as direction to select other accountants for the subsequent fiscal year. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent accountants at any time during the fiscal year if they determine that such a change would be in the best interests of the Company and its stockholders.

    PricewaterhouseCoopers LLP has been engaged as the Company's independent accountants since 1993. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF SELECTION OF
PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information, as of July 25, 2001, with respect to the beneficial ownership of the Company's Common Stock by: (a) each stockholder known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock; (b) each director and nominee; (c) each Named Executive Officer (as set forth below); and (d) all current officers and directors as a group. As of July 25, 2001, the Company had 105,035,686 shares of Common Stock outstanding.

SECURITY OWNERSHIP

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)	Percentage of Beneficial Ownership(1)
5% Stockholders
Janus Capital Corp.(2) 82 Devonshire Street, Boston MA 02109	14,850,515	14.1%
FMR Corp.(3) 100 Fillmore Street, Denver CO 80206	13,202,805	12.6
J. & W. Seligman & Co. Inc.(4) 100 Park Avenue, New York, NY 10017	6,739,060	6.4
Non-Employee Directors
Federico Faggin(5)	40,687		*
John C. Bolger(6)	10,311		*
Kenneth Kannappan(7)	1,500		*
John Schofield	0		*
Named Executive Officers
Jerry G. Taylor(8)	293,124		*
Alan F. Krock(9)	91,176		*
Mike Hunter(10)	127,434		*
Chuen-Der Lien(11)	216,620		*
Jimmy J. M. Lee(12)	101,682		*
All current Executive Officers and Directors as a Group (12 persons)(13)	1,110,542	1.1%

*
Represents less than 1% of the issued and outstanding shares.

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants which are currently exercisable, or will become exercisable within 60 days of July 25, 2001, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to the community property laws where applicable, to our knowledge the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address for each person is our address at 2975 Stender Way, Santa Clara, CA 95054.

(2)
Based solely on an amended Schedule 13G filed on February 15, 2001 with the Securities and Exchange Commission.

(3)
Based solely on an amended Schedule 13G filed on April 10, 2001 with the Securities and Exchange Commission.

(4)
Based solely on a Schedule 13G filed on February 1, 2001 with the Securities and Exchange Commission.

(5)
Includes 40,687 shares subject to options exercisable within 60 days of July 25, 2001.

(6)
Includes 10,311 shares subject to options exercisable within 60 days of July 25, 2001.

(7)
Represents 1,500 shares beneficially owned by Mr. Kannappan.

(8)
Includes 293,124 shares subject to options exercisable within 60 days of July 25, 2001.

(9)
Represents 1,864 shares beneficially owned by Mr. Krock and 89,312 shares subject to options exercisable within 60 days of July 25, 2001.

(10)
Represents 2,310 shares beneficially owned by Mr. Hunter and 125,124 shares subject to options exercisable within 60 days of July 25, 2001.

(11)
Represents 1,670 shares beneficially owned by Mr. Lien, 2,700 shares held of record by Mr. Lien's son and 212,250 shares subject to options exercisable within 60 days of July 25, 2001.

(12)
Represents 13,779 shares beneficially owned by Mr. Lee and 87,903 shares subject to options exercisable within 60 days of July 25, 2001.

(13)
Includes the shares described in notes 5-12, and an additional 11,068 shares and 216,940 shares subject to options exercisable within 60 days of July 25, 2001 held by executive officers not listed in the table.

REPORT OF COMPENSATION AND STOCK OPTION
COMMITTEE ON EXECUTIVE COMPENSATION

    The report of the Compensation and Stock Option Committee on Executive Compensation shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

    This report is provided by the Compensation and Stock Option Committee of the Board of Directors of the Company to assist stockholders in understanding the objectives and procedures in establishing the compensation of the Company's Chief Executive Officer, Jerry G. Taylor, and other executive officers. During the Company's fiscal year ended April 1, 2001, the Company's compensation program was administered by the Compensation and Stock Option Committee of the Board of Directors. The role of the Compensation and Stock Option Committee was to review and approve salaries, cash bonuses and other compensation of the executive officers and to administer the Company's 1994 Stock Option Plan (the "1994 Option Plan") and 1997 Stock Option Plan (the "1997 Option Plan"), including review and approval of stock option grants under the 1994 Option Plan to the executive officers. Executive officers are not eligible for stock option grants under the 1997 Option Plan. During the fiscal year ended April 1, 2001, the Compensation and Stock Option Committee consisted of two independent, non-employee directors, Messrs. Bolger and Faggin.

Compensation Philosophy

    The Compensation and Stock Option Committee believes that the compensation of the Company's executive officers should be:

  •
  competitive in the marketplace;

  •
  directly linked to the Company's profitability and to the value of the Company's Common Stock; and

  •
  sufficient to attract, retain and motivate well-qualified executives who will contribute to the long-term success of the Company.

    Each year, the Company's Human Resources Department develops executive compensation data from a nationally recognized survey ("Compensation Survey") for a group of similar size high technology companies and provides this data to the Compensation and Stock Option Committee. The factors used to determine the participants in the Compensation Survey include annual revenue, industry, growth rate and geography. The Company's executive level positions, including the Chief Executive Officer, were matched to comparable Compensation Survey positions and competitive market compensation levels to determine base salary, target incentives and target total cash compensation. Practices of such companies with respect to stock option grants are also reviewed and compared.

    In preparing the performance graph for this Proxy Statement, the Company used the S&P Electronics (Semiconductors) Index ("S&P Index") as its published line of business index. The companies in the Compensation Survey were substantially similar to the companies contained in the S&P Index. Approximately one-half of the companies included in the Compensation Survey group are included in the S&P Index. The remaining companies included in the Compensation Survey group were believed to be relevant by the Company's independent compensation consultants because they compete for executive talent with the Company. In addition, certain companies included in the S&P Index were excluded from the Compensation Survey group because they were determined not to be competitive with the Company for executive talent, or because compensation information was not available.

    This competitive market data, along with the Company's general knowledge of compensation trends in the Compensation Survey group, is reviewed for each executive officer each year with the Chief Executive Officer and with the Compensation and Stock Option Committee. In addition, each executive officer's performance for the last fiscal year and objectives for the subsequent year are reviewed, together with the executive's responsibility level and the Company's fiscal performance versus objectives and potential performance targets for the subsequent year.

  Key Elements of Executive Compensation

    The Company's executive compensation program consists of cash and equity-based components. Base pay and, if warranted, an annual bonus and a semi-annual award under the Company's profit sharing plan constitute the cash components. Grants of stock options under the Company's 1994 Option Plan comprise the equity-based component. The Vice President of Sales is also eligible to receive a commission-based bonus, which is paid quarterly.

    Cash Components.  Cash compensation is designed to fluctuate with Company performance. In years that the Company exhibits superior financial performance, cash compensation is designed to be above average competitive levels; when financial performance is below goal, cash compensation is designed generally to be below average competitive levels. Essentially, this is achieved through the cash bonus and profit sharing plan awards, which fluctuate generally with profitability.

    Base Pay:  Base pay guidelines are established for executive officers after a review of Compensation Survey data referred to above, adjusted to reflect changes in compensation trends since the Compensation Survey was prepared. Individual base pay within the guidelines is based on sustained individual performance toward achieving the Company's goals and objectives. Executive salaries are reviewed annually.

    Bonus Pay:  The Company's bonus policy is to pay an annual cash bonus to certain executive officers and other key employees based on the operating income of the Company and the employee's individual performance. Payment of bonuses is usually made in the first quarter of each fiscal year for performance during the previous fiscal year. The amount of each bonus is determined by the Chief Executive Officer, subject to the approval of the Compensation and Stock Option Committee.

    Profit Sharing Pay:  Profit sharing pay is comprised of two components: a cash payment made directly to eligible employees, and a cash contribution made directly to eligible employees' 401(k) Savings Plan accounts. The Board of Directors determines the amount of annual Profit Sharing to be paid. Profit sharing payments and 401(k) Savings Plan contributions are made semi-annually. An employee's profit sharing payment is determined by taking that portion of total funds available for distribution equal to such employee's eligible pay divided by the aggregate eligible pay of all participating employees. An employee's profit sharing 401(k) Savings Plan contribution is determined on a per capita basis, with all participating employees eligible to receive the same amount.

    The Board of Directors approved a non-qualified deferred compensation plan during fiscal 2001. Under this plan, certain key employees may defer a portion of their base, bonus and profit sharing pay. Participants direct the investment of their account balances among mutual funds available under the plan. This plan was initiated on November 1, 2000.

    Equity-Based Component.  Stock options are an essential element of the Company's executive compensation package. The Compensation and Stock Option Committee believes that equity-based compensation in the form of stock options links the interests of management and stockholders by focusing employees and management on increasing stockholder value. The actual value of such equity-based compensation depends entirely on appreciation of the Company's stock.

    During fiscal 2001, the Compensation and Stock Option Committee made stock option grants to certain executives. See "Executive Compensation—Option Grants in Fiscal 2001." Stock options typically have been granted to executive officers when the executive first joins the Company, annually thereafter, in connection with significant changes in responsibilities, and, occasionally, to achieve equity within a peer group. In some cases, stock options are awarded to provide incentives to certain employees to attain or help the Company attain specified goals. The number of shares subject to each stock option granted takes into account or is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group, prior option grants to the executive officer and the level of vested and unvested options. The purpose of these options is to provide greater incentive to those officers to continue their employment with the Company and to strive to increase the value of the Company's Common Stock following the date of grant. Except as otherwise provided by the Compensation and Stock Option Committee, these options generally vest as to 25% of the total shares one (1) year after the date of grant and then monthly over the next three (3) years.

Fiscal 2001 CEO Compensation

    In evaluating the compensation of Mr. Taylor, President and Chief Executive Officer of the Company, for services rendered in fiscal 2001, the Compensation and Stock Option Committee examined both quantitative and qualitative factors. In looking at quantitative factors, the Compensation and Stock Option Committee reviewed the Company's fiscal 2001 financial results and compared them with the Company's financial results in fiscal 2000 and with the companies in the Compensation Survey. The Compensation and Stock Option Committee reviewed the Company's net profit for fiscal 2001, the Company's increase in earnings per share in fiscal 2001, the Company's increase in revenues for fiscal 2001 and other factors. The Compensation and Stock Option Committee did not apply any specific quantitative formula which could assign weights to those performance measures or establish numerical targets for any given factor.

    Based on the foregoing, the factors considered in determining the sizes of the stock option awards discussed above and certain other incentives that the Compensation and Stock Option Committee wished to provide to Mr. Taylor, the Committee made the following determinations with respect to Mr. Taylor's compensation for fiscal 2001:

    In fiscal 2001, Mr. Taylor's base salary was increased to $337,154 (compared to $316,964 in fiscal 2000);

    In fiscal 2001, Mr. Taylor received bonuses totaling $1,304,955, including payments totaling $54,955 under the profit sharing plan. In addition, $1,900 was contributed to Mr. Taylor's 401(k) account under the profit sharing plan; and

    During fiscal 2001, Mr. Taylor was granted no new stock options.

Tax Deductibility of Executive Compensation

    Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"), generally provides that publicly held corporations may not deduct in any taxable year certain compensation in excess of $1 million paid to certain executive officers. The Company believes that its compensation programs will generally satisfy the requirements for deductibility of all cash and stock-related incentive compensation to be paid to the Company's executive officers under Section 162(m). However, the Compensation and Stock Option Committee considers one of its primary responsibilities to be providing a compensation program that will attract, retain and reward executive talent necessary to maximize stockholder returns. Accordingly, the Compensation and Stock Option Committee believes that the Company's interests are best served in some circumstances to provide compensation (such as salary and perquisites) which might be subject to the tax deductibility limitation of Section 162(m).

                      COMPENSATION AND STOCK OPTION COMMITTEE

                      John C. Bolger    Federico Faggin

REPORT OF AUDIT COMMITTEE

    The report of the Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

    During fiscal 2001, the Audit Committee was comprised of two independent, non-employee directors, Messrs. Bolger and Faggin. The Audit Committee is now comprised of three independent, non-employee directors; Mr. Kannappan having joined in April 2001. The Audit Committee operates under a written charter adopted by the Board, a copy of which is attached to this Proxy Statement as Appendix A.

    The Audit Committee oversees the Company's financial reporting processes on behalf of the Board. Management is responsible for the Company's internal controls, financial reporting processes and compliance with laws and regulations and ethical business standards. The independent accountants (or "auditors") are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee is responsible for monitoring and overseeing these processes.

    In this context, the Audit Committee has discussed and reviewed with the independent accountants all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. The Audit Committee has met with Company's independent accountants, with and without management present, to discuss the overall scope of its audit, the results of its examinations, its evaluations of the Company's internal controls and the overall quality of its financial reporting.

    The Audit Committee has received from the independent accountants a formal written statement describing all relationships between the independent accountants and the Company that might bear on the independence of the accountants consistent with Independence Standards Board No. 1 (Independence Discussions with Audit Committees), discussed with the accountants any relationships that might impact their objectivity and independence, and satisfied itself as to the auditors' independence.

Fees Billed to Company

  Audit Fees:

    The aggregate fees billed by PricewaterhouseCoopers LLP for the annual audit for the fiscal year ended April 1, 2001 and for the review of the Company's quarterly financial statements included in the Company's quarterly reports on Form 10-Q were $414,000.

  Financial Information Systems Design and Implementation Fees:

    There were no fees paid to PricewaterhouseCoopers LLP during the fiscal year ended April 1, 2001 for financial information systems design or implementation.

  All Other Fees:

    Aggregate fees billed by PricewaterhouseCoopers LLP during the fiscal year ended April 1, 2001 for all other services, including tax-related services, due diligence services and statutory filings were $610,000.

    The Audit Committee has determined the rendering of non-audit services by PricewaterhouseCoopers LLP compatible with maintaining the auditors' independence.

    Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended April 1, 2001 for filing with the Securities and Exchange Commission.

                      AUDIT COMMITTEE

                      John C. Bolger    Federico Faggin

EXECUTIVE COMPENSATION

    The following table shows certain information concerning the compensation of each of the Company's Chief Executive Officer and the Company's four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of fiscal 2001 for services rendered in all capacities to the Company for the fiscal years ended 2001, 2000 and 1999 (together, the "Named Executive Officers"). This information includes the dollar values of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred. The Company does not grant stock appreciation rights and has no long-term compensation benefits other than stock options.

Summary Compensation Table

					Awards
	Annual Compensation				Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary($)	Bonus ($)(1)	Other Annual Compensation($)(2)	Shares Underlying Options(#)		All Other Compensation($)(3)
Jerry G. Taylor President and Chief Executive Officer	2001 2000 1999	$337,154 316,964 268,524	$1,304,955 547,591 762	$1,000 — 6,440	— 450,000 370,000	(4)	$1,900 823 29
Alan F. Krock Vice President and Chief Financial Officer	2001 2000 1999	231,131 207,238 156,000	687,649 273,308 40,957	898 1,503 —	50,000 132,100 122,790	(4)	1,907 823 29
Mike Hunter Vice President, Worldwide Manufacturing	2001 2000 1999	245,868 236,271 210,600	640,060 252,972 645	— — —	48,000 94,000 144,500	(4)	1,907 823 29
Chuen-Der Lien Vice President and Chief Technical Officer	2001 2000 1999	243,857 238,355 217,260	605,267 340,072 19,601	— — —	37,897 30,000 231,543	(4)	15,940 2,323 29
Jimmy J. M. Lee Vice President, FIFOs, Logic and Telecom Products	2001 2000 1999	221,353 193,367 157,300	611,053 220,646 477	2,680 — —	37,500 31,000 117,382	(4)	1,907 2,823 29

(1)
Amounts listed in this column for fiscal 2001, 2000 and 1999 include cash paid under the Company's profit sharing plan, as follows: Mr. Taylor, $54,955, $25,591 and $762; Mr. Krock, $37,649, $16,805 and $522; Mr. Hunter, $40,060, $18,972 and $645; Mr. Lien, $39,737, $19,142 and $768; and Mr. Lee, $36,053, $15,646 and $477. All remaining amounts in this column represent performance bonuses.

(2)
Amounts listed in this column represent a housing relocation allowance of $6,440 for Mr. Taylor (1999); frequent flyer buybacks of $898 and $1,503 for Mr. Krock (2001 and 2000); travel cost reduction incentive payments of $1,000 for Mr. Taylor (2001) and $2,500 for Mr. Lee (2001); and a health club stipend of $180 for Mr. Lee (2001).

(3)
Amounts listed in this column represent the Company's contributions to individual 401(k) accounts of the Named Executive Officers; patent awards of $14,033 and $1,500 for Mr. Lien (2001 and 2000); and a tenure award of $2,000 for Mr. Lee (2000).

(4)
Includes options for Common Stock granted prior to fiscal 1999 and repriced in fiscal 1999 as follows: Mr. Taylor, 210,000 shares; Mr. Krock, 99,900 shares; Mr. Hunter, 111,000 shares; Mr. Lien, 156,000 shares; and Mr. Lee, 97,000 shares.

    The following table contains information concerning the grant of stock options under the Company's 1994 Option Plan to the Named Executive Officers during fiscal 2001. In addition, there are shown the hypothetical gains or "option spreads" that would exist for the respective options based on assumed rates of annual compound stock appreciation of 5% and 10% from the date of grant over the full option term. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock. The hypothetical gains shown in this table are not intended to forecast possible future appreciation, if any, of the stock price.

Option Grants in Fiscal 2001

Individual Grants
					Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Number of Shares Underlying Options Granted(2)	% of Total Options Granted to Employees In Fiscal 2001
Name			Exercise Price ($/Shares)(3)	Expiration Date
					5%	10%
Jerry G. Taylor	-0-	N/A	N/A	N/A	N/A	N/A
Alan F. Krock	50,000	0.9%	$43.3750	11/15/07	$958,887	$2,265,547
Mike Hunter	48,000	0.9	43.3750	11/15/07	920,531	2,174,925
Chuen-Der Lien	37,500	0.7	43.3750	5/15/07	662,174	1,543,148
	105	0.0	47.8100	1/15/08	2,044	4,763
	146	0.0	34.4700	3/15/08	2,049	4,775
	146	0.0	34.4700	3/15/08	2,049	4,775
Jimmy J. M. Lee	37,500	0.7	43.3750	11/15/07	719,165	1,699,160

(1)
Reflects the value of the stock option on the date of grant assuming (i) for the 5% column, a five-percent annual rate of appreciation in our Common Stock over the term of the option, and (ii) for the 10% column, a ten-percent annual rate of appreciation in our Common Stock over the term of the option, in each case without discounting to net present value and before income taxes associated with the exercise. The 5% and 10% assumed rates of appreciation are based on the rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future price of our Common Stock. The amounts in this table may not be achieved.

(2)
Except as otherwise noted, the options shown in the table are non-qualified stock options that vest 25% approximately one (1) to two (2) years after the date of the grant, and thereafter in thirty six (36) monthly equal installments. The terms of the 1994 Option Plan provide that these options may become exercisable in full in the event of a change in control (as defined in the 1994 Option Plan).

(3)
All stock options are granted at the fair market value on the date of grant. The exercise price and tax withholding obligations related to exercise may be paid by delivery of shares already owned and tax withholding obligations related to exercise may be paid by offset of the underlying shares, subject to certain conditions.

    The following table shows the number of shares of Common Stock acquired by each of the Named Executive Officers upon the exercise of stock options during fiscal 2001, the net value realized upon exercise, the number of shares of Common Stock represented by outstanding stock options held by each of the Named Executive Officers as of April 1, 2001, and the value of such options based on the closing price of the Company's Common Stock at fiscal year-end ($29.61).

Aggregated Option Exercises in Fiscal 2001 and Fiscal Year-End Option Values

			Number of Shares Underlying Unexercised Options at Fiscal Year End(#)		Value of Unexercised In-The-Money Options at Fiscal Year-End($)(2)
Name	Shares Acquired on Exercise(#)	Valued Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Jerry G. Taylor	200,000	$10,043,891	193,644	326,356	$1,987,516	$5,813,493
Alan F. Krock	20,000	1,298,027	61,932	147,958	1,120,125	1,707,834
Mike Hunter	50,000	3,894,735	100,644	135,856	2,089,046	1,600,985
Chuen-Der Lien	76,543	4,723,320	157,249	101,648	3,594,298	1,488,324
Jimmy J. M. Lee	55,000	3,634,701	71,903	90,669	1,613,510	1,186,989

(1)
Fair market value of the Company's Common Stock price on date of exercise less the exercise price.

(2)
These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized, and are based on the positive spread between the respective exercise prices of outstanding options and $29.61, the closing price of the Company's Common Stock on March 30, 2001, the last day of trading for fiscal 2001.

EMPLOYMENT CONTRACT

    The Company has entered into Change of Control Agreements effective as of January 27, 2000 with each of Jerry G. Taylor, Alan F. Krock, Mike Hunter, Dave Côté, Jimmy J. M. Lee, Chris Schott, Chuen-Der Lien, Bill Franciscovich, Brian Boisseree, Michael Miller and Jerry Fielder. The agreements are coterminous with the employee's employment with the Company. In the event of a termination of employment of any of the employees without cause within two years after a change of control of the Company, the agreements provide generally for lump sum severance payments of from twelve to twenty-four months monthly salary, as well as a prorated bonus payment and continued health benefits for the same period. The agreements also provide that the vesting of outstanding option and restricted stock will become accelerated by two years upon a change of control. The agreements provide that benefits may be limited in the event their payment results in the imposition of excise taxes under the "golden parachute" provisions of Section 280G of the Internal Revenue Code, as amended.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

    The Company has a Compensation and Stock Option Committee of the Board of Directors. During fiscal 2001, this Committee was comprised of Messrs. John C. Bolger and Federico Faggin, and it is now comprised of Messrs. Federico Faggin and John Schofield, all of whom are non-employee directors. This Committee makes decisions regarding option grants to employees including executive officers. No interlocking relationship exists between the Board or the Compensation and Stock Option Committee and the board of directors or compensation committee of any other company, nor did any such interlocking relationship exist during fiscal 2001.

PERFORMANCE GRAPH

    Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the S&P 500 Index and the S&P Electronics (Semiconductors) Index for a period of five fiscal years. The Company's fiscal year ends on a different day each year because the Company's year ends at midnight on the Sunday nearest to March 31 of each calendar year. However, for convenience, the amounts shown below are based on a March 31 fiscal year end. "Total return," for the purpose of this graph, assumes reinvestment of all dividends.

    The Company's stock price performance shown in the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG INTEGRATED DEVICE TECHNOLOGY, INC., THE S & P 500 INDEX
AND THE S & P ELECTRONICS (SEMICONDUCTORS) INDEX

      *$100 INVESTED ON 3/31/96 IN STOCK OR INDEX,
      INCLUDING INVESTMENT OF DIVIDENDS.
      FISCAL YEAR ENDING MARCH 31.

	Cumulative Total Return
	3/96	3/97	3/98	3/99	3/00	3/01
Integrated Device Technology, Inc.	100	88	124	48	348	260
S&P 500 Index	100	120	177	210	248	194
S&P Electronics (Semiconductor) Index	100	212	232	351	867	233

    The Performance Graph shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

CERTAIN TRANSACTIONS

    The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, judgments, fines and settlements such officer or director may be required to pay in actions or proceedings which they are or may be made a party by reason of their position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Amended and Restated Bylaws of the Company.

    During fiscal 2001, as part of a severance agreement, the Company transferred a certain amount of its shares in Clear Logic, Inc., valued at $0.4 million, to Leonard C. Perham, the Company's former President and Chief Executive Officer.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

    Based solely on the Company's review of the copies of such forms furnished to it and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements were met, except for one Form 4 for Mr. Côté that was filed late with respect to one transaction.

ANNUAL REPORT ON 10-K; AVAILABLE INFORMATION

    The Company has filed with the Securities and Exchange Commission an Annual Report on Form 10-K. Each stockholder receiving this Proxy Statement is also provided with a copy of the Company's Corporate Report and Annual Report on Form 10-K (without exhibits). A copy of the Company's Corporate Report and Annual Report on Form 10-K (without exhibits) is available upon written request. Copies of exhibits to the Company's Annual Report on Form 10-K are available upon written request and reimbursement of the reasonable costs to provide these documents. Please address requests for these documents to: Investor Relations, Integrated Device Technology, Inc., 2975 Stender Way, Santa Clara, California 95054. All documents filed electronically with the Securities and Exchange Commission (including exhibits) may also be accessed without charge through the Company's investor relations website at: www.idt.com.

OTHER MATTERS

    The Company knows of no other matters to be submitted to the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                      By Order of the Board of Directors

                      Jerry Fielder
                      Secretary

Dated: July 30, 2001
Santa Clara, California

APPENDIX A

INTEGRATED DEVICE TECHNOLOGY, INC.
AUDIT COMMITTEE CHARTER

Purpose

    The purpose of the Audit Committee (the "Committee") is to provide assistance to the Board of Directors (the "Board") of Integrated Device Technology, Inc. (the "Company") in fulfilling the Board's oversight of the Company's accounting and system of internal controls, the quality and integrity of the Company's financial reports and the independence and performance of the Company's outside auditor.

    In the exercise of its oversight, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements fairly present the Company's financial position and results of operation and are in accordance with generally accepted accounting principles. Instead, such duties remain under the oversight of management and the outside auditor. Nothing contained in this charter is intended to alter or impair the operation of the "business judgment rule" as interpreted by the courts under the Delaware General Corporation Law (the "DGCL"). Further, nothing contained in this charter is intended to alter or impair the right of the members of the Committee under the DGCL to rely, in discharging their oversight role, on the records of the Company and on other information presented to the Committee, Board or Company by its officers or employees or by outside experts such as the outside auditor. It is acknowledged that all of the areas of oversight listed below may not be relevant to all of the matters and tasks that the Committee may consider and act upon from time to time, and the members of the Committee in their judgment may determine the relevance thereof and the attention such items will receive in any particular context.

Membership

    The Committee shall consist of three members of the Board. The members shall be appointed by action of the Board and shall serve at the discretion of the Board. The Committee shall satisfy the independence and experience requirements of The Nasdaq Stock Market, including any exceptions thereto.

Committee Organization and Procedures

    1.  The members of the Committee shall appoint a Chair of the Committee by majority vote. The Chair (or in her or his absence, a member designated by the Chair) shall preside at all meetings of the Committee.

    2.  The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

    3.  The Committee shall meet at least four times in each fiscal year, and more frequently as the Committee in its discretion deems desirable.

    4.  The Committee may include in its meetings members of the Company's financial management, representatives of the outside auditor and any other financial personnel employed or retained by the Company. The Committee may meet with the outside auditor in separate executive sessions to discuss any matters that the Committee believes should be addressed privately, without management's presence. The Committee may also meet privately with management, as it deems appropriate.

    5.  The Committee may, in its discretion, retain outside legal counsel if it determines that such counsel is necessary or appropriate under the circumstances.

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Oversight

  Outside Auditor

    6.  The outside auditor shall be ultimately accountable to the Committee and the Board in connection with the audit of the Company's annual financial statements and related services. The Committee shall review and evaluate the outside auditor and, if necessary, recommend that the Board replace the outside auditor. The Committee shall recommend to the Board the nomination of the outside auditor for stockholder approval at any meeting of stockholders, and approve the fees to be paid to the outside auditor and any other terms of the engagement of the outside auditor.

    7.  The Committee shall receive from the outside auditor, at least annually, a written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall discuss with the outside auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the outside auditor. If the Committee determines that further inquiry is advisable, the Committee shall recommend that the Board take any appropriate action in response to the outside auditor's independence.

  Annual Audit

    8.  The Committee shall meet with the outside auditor and management in connection with each annual audit to discuss the scope of the audit and the procedures to be followed.

    9.  The Committee shall meet with the outside auditor and management prior to the public release of the financial results of operations for the year under audit and discuss with the outside auditor any matters within the scope of the pending audit that have not yet been completed.

    10. The Committee shall discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the annual audit.

    11. The Committee shall, based on the review and discussions in paragraphs 9 and 10 above, and based on the disclosures received from the outside auditor regarding its independence and discussions with the auditor regarding such independence in paragraph 7 above, recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

  Quarterly Review

    12. The outside auditor shall review the interim financial statements to be included in any Form 10-Q of the Company using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards as modified or supplemented by the Securities and Exchange Commission and in accordance with Statement on Auditing Standards 71, prior to the filing of the Form 10-Q. The Committee shall discuss with management and the outside auditor the results of the quarterly review including such matters as significant adjustments, management judgments, accounting estimates, significant new accounting policies and disagreements with management. The Chair may represent the entire Committee for purposes of this discussion.

  Internal Controls

    13. The Committee shall discuss with the outside auditor, at least annually, the adequacy and effectiveness of the accounting and financial controls of the Company, and consider any recommendations for improvement of such internal control procedures.

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    14. The Committee shall discuss with the outside auditor and with management any management letter provided by the outside auditor and any other significant matters brought to the attention of the Committee by the outside auditor as a result of its annual audit.

  Miscellaneous

    15. The Committee shall review and reassess the Committee's charter at least annually and submit any recommended changes to the Board for its consideration.

    16. The Committee shall review legal and regulatory matters that may have a material impact on the financial statements and related compliance policies and programs.

    17. The Committee shall provide the report for inclusion in the Company's Annual Proxy Statement required by Item 306 of Regulation S-K of the Securities and Exchange Commission.

    18. The Committee, through its Chair, shall report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee's actions and recommendations, if any.

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INTEGRATED DEVICE TECHNOLOGY, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 14, 2001

    The undersigned hereby appoints Jerry G. Taylor and Jerry Fielder, or either of them, each with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Integrated Device Technology, Inc. (the "Company") to be held at the Santa Clara Marriott Hotel located at 2700 Mission College Boulevard, Santa Clara, California 95054 on September 14, 2001, at 9:30 a.m., local time, or at any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters:

See Reverse Side

		/X/	Please mark your choices like this
ACCOUNT NUMBER	COMMON

1.	ELECTION OF CLASS II DIRECTORS	FOR / /	WITHHELD FOR ALL / /	2.	RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS	FOR / /	AGAINST / /	ABSTAIN / /	The Board of Directors recommends a vote FOR the nominees for election and FOR Proposal 2. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE COMPANY'S NOMINEES FOR ELECTION AND FOR PROPOSAL 2.
Nominees:		Federico Faggin John C. Bolger
									In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof to the extent authorized by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.
Instruction:		To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:							Dated: , 2001 Signature(s)
									Please sign exactly as your name(s) appear(s) on your stock certificate. If shares are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.
									WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED, POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

QuickLinks

VOTING RIGHTS AND SOLICITATION OF PROXIES
REVOCABILITY OF PROXIES
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
PROPOSAL NO. 1—ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINATED DIRECTORS
PROPOSAL NO. 2—RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECURITY OWNERSHIP
REPORT OF COMPENSATION AND STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF AUDIT COMMITTEE
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Fiscal 2001
Aggregated Option Exercises in Fiscal 2001 and Fiscal Year-End Option Values
EMPLOYMENT CONTRACT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS
PERFORMANCE GRAPH
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG INTEGRATED DEVICE TECHNOLOGY, INC., THE S & P 500 INDEX AND THE S & P ELECTRONICS (SEMICONDUCTORS) INDEX
CERTAIN TRANSACTIONS
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
ANNUAL REPORT ON 10-K; AVAILABLE INFORMATION
OTHER MATTERS
APPENDIX A INTEGRATED DEVICE TECHNOLOGY, INC. AUDIT COMMITTEE CHARTER